Exhibit 10.4
First Amendment
TO
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
November 20, 2007
among
PIONEER NATURAL RESOURCES COMPANY,
as the Borrower
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
and
The Lenders Party Hereto

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of November 20, 2007, among Pioneer Natural Resources Company, a Delaware corporation, as the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party hereto,.
R E C I T A L S
     A. The Borrower, the Administrative Agent, and the Lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of April 11, 2007 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
     B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.01.
     (a) The definition of “Agreement” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “Agreement” means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.
     (b) The definition of “PV” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “PV” means the calculation of the net present value of projected future cash flows from Proved Reserves based upon the most recently delivered Reserve Information (using the arithmetical average of the discount rate and customary price deck of JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association as of the effective date of such Reserve Information, giving effect to the Borrower’s hedging arrangements and long-term contracts, and using future capital cost assumptions proposed by the Borrower and reasonably acceptable to JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association). For purposes of calculating the PV, a maximum

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of 35% of the PV value will be included from Proved Reserves that are not proved developed producing reserves. If, during any period between the effective dates of the Reserve Information, the aggregate fair market value, in the reasonable opinion of the Borrower, of Oil and Gas Properties disposed of or purchased by the Borrower and the Restricted Subsidiaries shall exceed $100,000,000, then the PV for such period shall be reduced or increased, as the case may be, from time to time, by an amount equal to the value assigned such Oil and Gas Properties in the most recent calculation of the PV for such period (or if no value was assigned, by an amount agreed to by the Borrower, JPMorgan Chase Bank, N.A. and Wachovia Bank, National Association). PV shall reflect the deferred revenue with respect to production payments included in Total Debt, at a value that is equal to the amount of deferred revenues so included in Total Debt.
     (c) The following definition is hereby added in Section 1.01 the Credit Agreement where alphabetically appropriate to read as follows:
     “First Amendment” means that certain First Amendment to Credit Agreement dated as November 20, 2007 among the Borrower, the Administrative Agent and the Lenders party thereto.
     “Reserve Information” means, the Reserve Report and internal reserve reports prepared as of March 31, June 30 and September 30 of each year by engineers who are employees of the Borrower.
     2.2 Amendment to Section 5.0l(f). Section 5.01(f) of the of the Credit Agreement is hereby amended in its entirety to read as follows:
(f) prior to the occurrence of an Investment Grade Date, (i) by March 31 of each year, the Borrower shall furnish to the Administrative Agent and to each Lender a Reserve Report, which Reserve Report shall be dated as of the immediately preceding December 31 and shall set forth the Proved Reserves attributable to all or substantially all of the Oil and Gas Properties then owned by the Borrower and its Restricted Subsidiaries and the PV attributable thereto as contemplated in the definition of Reserve Report and (ii) by May 15, August 15, and November 15 of each year, commencing November 15, 2007, the Borrower shall furnish to the Administrative Agent and to each Lender the applicable Reserve Information prepared as of the immediately preceding March 31, June 30, and September 30, respectively, and shall set forth the Proved Reserves attributable to all or substantially all of the Oil and Gas Properties then owned by the Borrower and its Restricted Subsidiaries and the PV attributable thereto; after the occurrence of an Investment Grade Date, this Section 5.01(f) will be deleted permanently;
     2.3 Waiver of Section 5.01(f).
     (a) The Borrower’s failure to comply with Section 5.01(f) because of failure to deliver the Reserve Information due on November 15, 2007 is hereby waived. Such Reserve Information was delivered on November 16, 2007.

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     (b) The express waiver set forth in this Section 2.3 is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents, unless expressly provided so herein. The Required Lenders reserve the right to exercise any rights and remedies available to them and to the Lenders in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.
     Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 3:
     3.1 Counterparts of First Amendment. The Administrative Agent shall have received from the Borrower and the Required Lenders multiple counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of each such party.
     3.2 No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.
     Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default has occurred and is continuing.
     4.3 Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement, as amended by this First Amendment, relating to Loan Documents shall apply hereto.
     4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     4.5 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

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     4.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	PIONEER NATURAL RESOURCES COMPANY

	By: Name:	/s/ Richard P. Dealy Richard P. Dealy
	Title:	EVP & CFO
Signature Page to First Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.
as a Lender and as Administrative Agent

By: Name:	/s/ Kevin Utsey Kevin Utsey
Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Wachovia Bank, National Association

	By: Name:	/s/ Shannan Townsend Shannan Townsend
	Title:	Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	BANK OF AMERICA, N.A.

	By: Name:	/s/ Ronald E. McKaig Ronald E. McKaig
	Title:	Senior Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH as a Lender

	By: Name:	/s/ Marcus Tarkington Marcus Tarkington
	Title:	Director

	By: Name:	/s/ Rainer Meier Rainer Meier
	Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Wells Fargo Bank, NA

	By: Name:	/s/ David C. Brooks David C. Brooks
	Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	UBS Loan Finance LLC Name of Lender

	By: Name:	/s/ Irja R. Otsa Irja R. Otsa
	Title:	Associate Director

	By: Name:	/s/ Mary E. Evans Mary E. Evans
	Title:	Associate Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	BMO CAPITAL MARKETS FINANCING, INC.

	By: Name:	/s/ James V. Ducote James V. Ducote
	Title:	Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Calyon New York Branch
Name of Lender

	By: Name:	/s/ Dennis E. Petito Dennis E. Petito
	Title:	Managing Director

	By: Name:	/s/ Michael D. Willis Michael D. Willis
	Title:	Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Citibank, N.A.

	By: Name:	/s/ Ashish Sethi Ashish Sethi
	Title:	Attorney-in-Fact
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc

	By: Name:	/s/ David Slye David Slye
	Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:

DnB NOR Bank ASA

	By: Name:	/s/ Philip F. Kurpiewski Philip F. Kurpiewski
	Title:	Senior Vice President

	By: Name:	/s/ Asa Jemseby Rodgers Asa Jemseby Rodgers
	Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	BNP PARIBAS Name of Lender

	By: Name:	/s/ Betsy Jocher Betsy Jocher
	Title:	Director

	By: Name:	/s/ Robert Long Robert Long
	Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Mizuho Corporate Bank, Ltd.
Name of Lender

	By: Name:	/s/ Raymond Ventura Raymond Ventura
	Title:	Deputy General Manager
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Barclays Bank PLC

	By: Name:	/s/ Nicholas Bell Nicholas Bell
	Title:	Director

LENDER:	Fortis Capital Corp. Name of Lender

	By: Name:	/s/ Michele Jones Michele Jones
	Title:	Director

	By:	/s/ Darrell Holley

	Name:	Darrell Holley
	Title:	Managing Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	GOLDMAN SACHS CREDIT PARTNERS L.P. Name of Lender

	By: Name:	/s/ Pedro Ramirez Pedro Ramirez
	Title:	Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	SOCIETE GENERALE

	By: Name:	/s/ Elena Robciuc Elena Robciuc
	Title:	Director
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Toronto Dominion (Texas) LLC Name of Lender

	By: Name:	/s/ Jackie Barrett Jackie Barrett
	Title:	Authorized Signatory
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION Name of Lender

	By: Name:	/s/ Tyler Fauerbach Tyler Fauerbach
	Title:	Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Union Bank of California N.A.
Name of Lender

	By: Name:	/s/ Sean M. Murphy Sean M. Murphy
	Title:	Senior Vice President
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	Credit Suisse, Cayman Islands Branch

	By: Name:	/s/ Brian Caldwell Brian Caldwell
	Title:	Director

	By: Name:	/s/ Nupur Kumar Nupur Kumar
	Title:	Associate
Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER:	The Bank of Nova Scotia Name of Lender

	By: Name:	/s/ Andrew Ostrov Andrew Ostrov
	Title:	Director
Signature Page to First Amendment to Amended and Restated Credit Agreement